CHANGING PARAMETERS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	OPEN END FUNDS — 74.6%
	FIXED INCOME - 74.6%
2,717,767	Aristotle Floating Rate Income Fund, Class I	$ 25,383,945
724,144	BlackRock High Yield Municipal Fund, Institutional Class	6,401,437
375,872	MFS Emerging Markets Debt Fund, Class I	4,330,051
607,465	Nuveen Preferred Securities Fund, Class I	8,668,524
2,580,494	PIMCO High Yield Fund, Institutional Class	19,921,413
	TOTAL OPEN END FUNDS (Cost $64,753,702)	64,705,370

	SHORT-TERM INVESTMENT — 25.5%
	MONEY MARKET FUND - 25.5%
22,121,476	Federated Hermes Government Obligations Fund, Institutional Class, 4.68% (Cost $22,121,476)(a)	22,121,476

	TOTAL INVESTMENTS - 100.1% (Cost $86,875,178)	$ 86,826,846
	OTHER LIABILITIES IN EXCESS OF ASSETS – (0.1)%	(75,278)
	NET ASSETS - 100.1%	$ 86,751,568

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.